UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  July 10, 2012

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                 1-2691                                 13-1502798
(State of Incorporation) (Commission File Number)   (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                     (Zip Code)

          (817) 963-1234
(Registrant's telephone number)

           (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1

Item 7.01.     Regulation FD Disclosure

On July 10, 2012, Thomas W. Horton, the Chairman, President and Chief Executive Officer of AMR Corporation (“AMR”) and American Airlines, Inc. (“American” and, together with AMR, the “Company”), released an employee letter.  A copy of the letter is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K and the exhibit hereto contain forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the impact of the Company's bankruptcy filings, the Company's ability to refinance, extend or repay its near and intermediate term debt, the Company's substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices, impairments, and the difficulties associated with processes and discussions regarding potential consolidation or other strategic alternatives. There can be no assurance that the Company will be able to negotiate and enter into any agreement regarding a consolidation or other strategic alternative on satisfactory terms, or at all. Readers are referred to the documents filed by American with the Securities and Exchange Commission, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this current report on Form 8-K and the exhibit hereto. American disclaims any obligations to update any forward-looking statements.

Item 9.01.     Financial Statements and Exhibits

Exhibit
Number                                                      Description

99.1                    Letter from Thomas W. Horton to employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

__________________________
Kenneth W. Wimberly
Corporate Secretary

Dated:  July 10, 2012

EXHIBIT INDEX

Exhibit 99.1	Description Letter from Thomas W. Horton to employees

                                    July 10, 2012
Dear American Team:

Thanks to the efforts of each of you, American is well down the path to a successful restructuring to restore our company to industry leadership. Our strategy for the new American is strong and is rapidly gaining altitude. We have hubs in the most important markets, the best international alliance partners, and a pipeline of industry leading products and services, including plans for the most modern, growing fleet in the industry. And, of course, we have the finest team of people in the business.

Seven months into the restructuring, our performance has been strong. Our hub and alliance strategy, fortified by our international joint ventures, is producing the biggest unit revenue gains in the industry, a trend that continued with our June results released yesterday. Our operating and customer service performance is the best it has been in many years. And in the last few weeks we have achieved a number of important milestones, injecting new momentum into our restructuring. I believe our recent tentative agreement with the APA, and agreements with the TWU, will prove to be an important turning point in our mission to put American back in the lead.

We are approaching the point where we have greater clarity on our revenue outlook and cost structure and can begin to accelerate the plan for the new American. And it is at this juncture that it now makes sense to carefully evaluate a range of strategic options, including potential mergers, which could make the new American even stronger. This evaluation is being conducted by our leadership team and our Board of Directors in collaboration with the creditors committee. As part of this initiative, we are examining the strategic fit of possible combinations including a thorough economic analysis of synergies, costs, and tax and capital structure implications. In fact, today we had a good meeting with the creditors committee at which we discussed our preliminary view of the multiple options available to us for consideration. We will also be reaching out to interested parties to inform them of how we intend to proceed. While we do not plan to comment on these conversations publicly, be assured we are committed to building the strongest company creating the most value for our stakeholders and the best outcome for our people.

As I have been out and about meeting with so many of our folks, I'm often asked about my views of a potential merger. For many years, I have publicly been a proponent of consolidation as one path to a healthier US airline industry. We have assessed many possible combinations in the past, including, of course, an acquisition of US Airways. In fact, last year, I approached my counterparts at other airlines about the merits of possible combinations. Since that time, as we embarked on the restructuring journey, I have held the view that it is best that we first put our own house in order before considering a complex and challenging airline acquisition. That is just common sense. But it is also prudent merger strategy, should we take that path, to assure that we begin from a position of greatest strength and stability. That has been our steadfast approach. It is no surprise that others have sought to disrupt our restructuring for their own benefit and contrary to the best interests of our company. This has not, however, distracted us from proceeding with a successful restructuring of American, and we are arriving at the appropriate point to carefully and objectively evaluate the range of strategic alternatives available.

You will undoubtedly hear plenty of rumors and speculation as our work continues. This exploratory process will take time but the objective is clear. Our obligation is to achieve the very best outcome for the financial and other stakeholders of American and that is what we will do. We are on course to rebuild the new American as a profitable, world-class industry leader, creating value for our stakeholders and the communities we serve, as well as security and opportunity for our people.

You have continued to do an outstanding job for our customers throughout this journey, and that is where our focus must remain. This, above all, is what will ensure we put the new American back on top.

Thanks for all you do!

Sincerely,

Tom